Tortoise Pipeline & Energy Fund
SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2022

	Principal Amount/Shares	Fair Value
Common Stock - 95.7% (1)
Crude Oil Pipelines - 25.9% (1)
Canada - 17.6% (1)
Enbridge Inc.	197,300	$8,132,706
Gibson Energy, Inc.	50,815	959,153
Pembina Pipeline Corp.	118,304	4,177,820
		13,269,679
United States - 8.3% (1)
Plains GP Holdings LP	523,256	6,268,607
Natural Gas Gathering/Processing - 8.6% (1)
United States - 8.6% (1)
Antero Midstream Corp.	101,317	1,020,262
Equitrans Midstream Corp.	307,343	2,849,069
Hess Midstream Partners LP	78,784	2,230,375
Kinetik Holdings, Inc.	8,934	329,397
		6,429,103
Natural Gas/Natural Gas Liquids Pipelines - 51.5% (1)
Canada - 9.7% (1)
Keyera Corp.	73,152	1,802,413
TC Energy Corporation	113,623	5,476,629
		7,279,042
United States - 41.8% (1)
Cheniere Energy, Inc.	26,342	4,219,461
Excelerate Energy, Inc.	8,917	228,989
Kinder Morgan Inc.	389,508	7,135,787
ONEOK, Inc.	125,406	7,678,609
Targa Resources Corp.	47,264	3,224,823
The Williams Companies, Inc.	263,979	8,983,205
		31,470,874
Renewables and Power Infrastructure - 9.7% (1)
United States - 9.7% (1)
Archaea Energy, Inc. (2)	14,797	292,389
Clearway Energy Inc.	22,000	816,200
NextEra Energy Partners, LP	29,030	2,383,073
Sempra Energy	23,017	3,797,114
		7,288,776
Total Common Stock
(Cost $62,351,061)		72,006,081

Master Limited Partnerships - 32.3% (1)
Crude Oil Pipelines - 3.5% (1)
United States - 3.5% (1)
NuStar Energy LP	40,806	651,264
Shell Midstream Partners LP	124,825	1,973,483
		2,624,747
Natural Gas Gathering/Processing - 3.5% (1)
United States - 3.5% (1)
Western Midstream Partners, LP	92,848	2,609,957
Natural Gas/Natural Gas Liquids Pipelines - 15.5% (1)
United States - 15.5% (1)
DCP Midstream, LP	74,374	2,827,699
Energy Transfer LP	386,197	4,522,367
Enterprise Products Partners LP	163,236	4,296,372
		11,646,438
Other - 0.1% (1)
United States - 0.1% (1)
Westlake Chemical Partners LP	4,940	118,609
Refined Product Pipelines - 9.7% (1)
United States - 9.7% (1)
Magellan Midstream Partners LP	56,630	2,923,807
MPLX LP	134,271	4,379,920
		7,303,727
Total Master Limited Partnerships
(Cost $16,680,362)		24,303,478

Short-Term Investment - 0.5% (1)
United States Investment Company - 0.5% (1)
Invesco Government & Agency Portfolio, Institutional Class, 2.238% (3)
(Cost $344,767)	344,767	344,767

Total Investments - 128.5% (1)
(Cost $79,376,190)		96,654,326
Liabilities in Excess of Other Assets - (0.2)% (1)		(130,250)
Credit Facility Borrowings - (15.0)% (1)		(11,300,000)
Senior Notes - (5.2)% (1)		(3,942,857)
Mandatory Redeemable Preferred Stock at Liquidation Value - (8.1)% (1)		(6,100,000)
Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$75,181,219

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of August 31, 2022

Summary of Fair Value Exposure
The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liablities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Municipal Bonds —Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of August 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stock	$72,006,081	$-	$-	$72,006,081
Master Limited Partnerships	24,303,478	-	-	24,303,478
Short Term Investment	344,767	-	-	344,767
Total Investments	$96,654,326	$-	$-	$96,654,326

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended August 31, 2022:

Preferred Stock	TTP
Balance – beginning of period	$706,682
Purchases	-
Return of capital	-
Sales	(642,538)
Total realized gain/loss	88,612
Change in unrealized gain/loss	(152,756)
Balance – end of period	$-

Refer to the Schedule of Investments for further information on the classification of investments.